UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2019

GT Biopharma, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-08092 (Commission File Number)	94-1620407 (IRS Employer I.D. No.)

310 N. Westlake Blvd
Suite 206
Westlake Village, CA 91362
Phone: (800) 304-9888
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 5.03 Amendment to Articles of Incorporation.

On April 4, 2019, the Registrant filed a Certificate of Designation with the Office of the Secretary of State of the State of Delaware.  The Certificate of Designation designated 3,000,000 shares of preferred stock as Series J-1 Preferred Stock.  A copy of the Certificate of Designation detailing the rights and preferences of the stock is attached hereto as Exhibit 3.1.  In the State of Delaware, the Certificate of Designation has the effect of amending the Certificate of Incorporation by adding to the Certificate of Incorporation the terms and conditions of the Designation and the stock designated.

ITEM 9.01 Exhibits.

Attached hereto as Exhibit 3.1 is a complete copy of the Certificate of Designation.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT Biopharma, Inc.

Dated: April 5, 2019	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer

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